Exhibit 99.1

BROOKS AUTOMATION, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Basis of Presentation

On May 30, 2014, Brooks Automation, Inc. (“Brooks” or the “Company”) completed the sale of certain assets and assumed liabilities exclusively related to its Granville-Phillips instrumentation business (the “Business”) for a total sales price of $87,000,000 to MKS Instruments, Inc. (the “Sale”). The unaudited pro forma consolidated financial statements consist of unaudited pro forma consolidated balance sheet of Brooks as of March 31, 2014 and unaudited pro forma consolidated statements of operations of Brooks for the years ended September 30, 2013, 2012 and 2011. The unaudited consolidated statement of operations for the six months ended March 31, 2014 reflecting the Business as discontinued operations was reflected in the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2014. The following unaudited pro forma consolidated financial statements were derived from Brooks’ historical consolidated financial statements and give effect to the Sale. The following unaudited pro forma consolidated financial statements should be read together with our historical consolidated financial statements and accompanying notes.

The unaudited pro forma consolidated financial statements are not intended to be a complete presentation of Brooks’ financial position or operations had the Sale and related agreements occurred as of and for the periods indicated. In addition, the unaudited pro forma consolidated financial statements are provided for illustrative and informational purposes only and are not necessarily indicative of Brooks' future results of operations or financial condition had the Sale been completed on the dates assumed. The pro forma adjustments are based on available information and assumptions that Brooks' management believes are reasonable, that reflect the impacts of events directly attributable to the Sale and related transaction agreements, that are factually supportable, and for purposes of the statements of operations, are expected to have a continuing impact on Brooks.

The unaudited pro forma consolidated balance sheet as of March 31, 2014 reflects Brooks’ financial position as if the Sale had occurred as of such date. The unaudited pro forma consolidated statements of operations of Brooks for the years ended September 30, 2013, 2012 and 2011 reflect Brooks' results as if the Sale had occurred as of January 1, 2011.

The unaudited pro forma consolidated financial information should be read in conjunction with the Company’s audited consolidated financial statements and notes thereto included in the Company’s Annual Report on Form 10-K for the year ended September 30, 2013 filed with the Securities and Exchange Commission ("SEC") on November 22, 2013 and the unaudited consolidated financial statements and notes thereto included in the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2014 filed with the SEC on May 8, 2014.

Brooks Automation, Inc.
Unaudited Pro Forma Consolidated Balance Sheet
March 31, 2014

	As Reported (a)	Adjustments Resulting from Disposal of Granville Phillips		Pro Forma
	(in thousands)
Assets
Current assets
Cash and cash equivalents	$85,281	$84,450	(c)	$169,731
Restricted cash	—	—		—
Marketable securities	50,274	—		50,274
Accounts receivable, net	83,440	—		83,440
Inventories	97,352	(3,602)	(b)	93,750
Deferred tax assets	16,082	—		16,082
Prepaid expenses and other current assets	12,489	—		12,489
Total current assets	344,918	80,848		425,766
Property, plant and equipment	53,074	(315)	(b)	52,759
Long-term marketable securities	56,668	—		56,668
Long-term deferred tax assets	97,422	(29,834)	(d)	67,588
Goodwill	121,969	(24,106)	(b)	97,863
Intangible assets, net	55,124	—		55,124
Equity method investments	30,342	—		30,342
Other assets	7,704	—		7,704
Total assets	$767,221	$26,593		$793,814
Liabilities and equity
Current liabilities
Accounts payable	$35,672	$—		$35,672
Capital lease obligations	881	—		881
Deferred revenue	33,137	(21)	(b)	33,116
Accrued warranty and retrofit costs	6,405	(86)	(b)	6,319
Accrued compensation and benefits	16,992	—		16,992
Accrued restructuring costs	1,552	—		1,552
Accrued income taxes payable	1,246	—		1,246
Accrued expenses and other current liabilities	16,979	—		16,979
Total current liabilities	112,864	(107)		112,757
Long-term capital lease obligations	7,656	—		7,656
Long-term tax liabilities	7,673	—		7,673
Long-term pension liability	837	—		837
Other long-term liabilities	3,790	—		3,790
Total liabilities	132,820	(107)		132,713
Equity
Preferred stock, $0.01 par value	—	—		—
Common stock, $0.01 par value	803	—		803
Additional paid-in capital	1,831,802	—		1,831,802
Accumulated other comprehensive income	21,873	—		21,873
Treasury stock, at cost	(200,956)	—		(200,956)
Accumulated deficit	(1,019,945)	26,700	(e)	(993,245)
Total Brooks Automation, Inc. stockholders' equity	633,577	26,700		660,277
Noncontrolling interest in subsidiaries	824	—		824
Total equity	634,401	26,700		661,101
Total liabilities and equity	$767,221	$26,593		$793,814

See accompanying notes to these Unaudited Pro Forma Condensed Consolidated Financial Statements

Brooks Automation, Inc.
Unaudited Pro Forma Consolidated Statement of Operations
For the Year Ended September 30, 2013

	As Reported (f)	Adjustments Resulting from Disposal of Granville Phillips (g)		Pro Forma
	(in thousands, except share data and per share data)
Revenues
Products	$362,404	$(27,393)	(h)	$335,011
Services	88,548	(1,119)		87,429
Total revenues	450,952	(28,512)		422,440
Cost of revenues
Products	243,709	(14,298)		229,411
Services	61,261	(539)		60,722
Total cost of revenues	304,970	(14,837)		290,133
Gross profit	145,982	(13,675)		132,307
Operating expenses
Research and development	48,991	(2,782)		46,209
Selling, general and administrative	99,545	(3,029)		96,516
Restructuring charges	6,465	(85)		6,380
Total operating expenses	155,001	(5,896)		149,105
Operating loss	(9,019)	(7,779)		(16,798)
Interest income	1,032	—		1,032
Interest expense	(2)	—		(2)
Other income, net	1,227	—		1,227
Loss before income taxes and equity in earnings of
joint ventures	(6,762)	(7,779)		(14,541)
Income tax benefit	(2,170)	(2,815)		(4,985)
Loss before equity in earnings of joint ventures from continuing operations	(4,592)	(4,964)		(9,556)
Equity in earnings of joint ventures	2,442	—		2,442
Net loss from continuing operations	(2,150)	(4,964)		(7,114)
Net income attributable to noncontrolling interests	(65)	—		(65)
Net loss attributable to Brooks Automation, Inc. from continuing operations	$(2,215)	$(4,964)		$(7,179)
Net loss per share attributable to Brooks Automation, Inc. from continuing operations
Basic net loss per share attributable to Brooks Automation, Inc. from continuing operations	$(0.03)			$(0.11)
Diluted net loss per share attributable to Brooks Automation, Inc. from continuing operations	$(0.03)			$(0.11)
Shares used in computing earnings per share
Basic	65,912			65,912
Diluted	65,912			65,912

See accompanying notes to these Unaudited Pro Forma Condensed Consolidated Financial Statements

Brooks Automation, Inc.
Unaudited Pro Forma Consolidated Statement of Operations
For the Year Ended September 30, 2012

	As Reported (f)	Adjustments Resulting from Disposal of Granville Phillips (g)		Pro Forma
	(in thousands, except share data and per share data)
Revenues
Products	$431,961	$(29,456)	(h)	$402,505
Services	87,490	(1,012)		86,478
Total revenues	519,451	(30,468)		488,983
Cost of revenues
Products	283,377	(15,929)		267,448
Services	62,588	(506)		62,082
Total cost of revenues	345,965	(16,435)		329,530
Gross profit	173,486	(14,033)		159,453
Operating expenses
Research and development	47,464	(2,747)		44,717
Selling, general and administrative	101,223	(3,245)		97,978
Restructuring charges	3,275	(122)		3,153
Pension settlement	8,937	—		8,937
In-process research and development	3,026	—		3,026
Total operating expenses	163,925	(6,114)		157,811
Operating income	9,561	(7,919)		1,642
Interest income	1,213	—		1,213
Interest expense	(14)	—		(14)
Other income, net	660	—		660
Income before income taxes and equity in earnings of
joint ventures	11,420	(7,919)		3,501
Income tax benefit	(123,282)	(2,919)		(126,201)
Income before equity in earnings of joint ventures from continuing operations	134,702	(5,000)		129,702
Equity in earnings of joint ventures	2,133	—		2,133
Net income from continuing operations	136,835	(5,000)		131,835
Net income attributable to noncontrolling interests	(46)	—		(46)
Net income attributable to Brooks Automation, Inc. from continuing operations	$136,789	$(5,000)		$131,789
Net income per share attributable to Brooks Automation, Inc. from continuing operations
Basic net income per share attributable to Brooks Automation, Inc. from continuing operations	$2.10			$2.02
Diluted net income per share attributable to Brooks Automation, Inc. from continuing operations	$2.08			$2.01
Shares used in computing earnings per share
Basic	65,128			65,128
Diluted	65,722			65,722

See accompanying notes to these Unaudited Pro Forma Condensed Consolidated Financial Statements

Brooks Automation, Inc.
Unaudited Pro Forma Consolidated Statement of Operations
For the Year Ended September 30, 2011

	As Reported (f)	Adjustments Resulting from Disposal of Granville Phillips (g)		Pro Forma
	(in thousands, except share data and per share data)
Revenues
Products	$611,117	$(33,933)	(h)	$577,184
Services	76,988	(873)		76,115
Total revenues	688,105	(34,806)		653,299
Cost of revenues
Products	411,610	(18,332)		393,278
Services	53,474	(465)		53,009
Total cost of revenues	465,084	(18,797)		446,287
Gross profit	223,021	(16,009)		207,012
Operating expenses
Research and development	39,846	(3,447)		36,399
Selling, general and administrative	102,542	(3,266)		99,276
Restructuring charges	1,036	—		1,036
Total operating expenses	143,424	(6,713)		136,711
Operating income	79,597	(9,296)		70,301
Interest income	1,153	—		1,153
Interest expense	(65)	—		(65)
Gain on sale of contract manufacturing business	45,009	—		45,009
Other income, net	1,882	—		1,882
Income before income taxes and equity in earnings of
joint ventures	127,576	(9,296)		118,280
Income tax provision (benefit)	1,954	—		1,954
Income before equity in earnings of joint ventures from continuing operations	125,622	(9,296)		116,326
Equity in earnings of joint ventures	4,815	—		4,815
Net income from continuing operations	130,437	(9,296)		121,141
Net income attributable to noncontrolling interests	(52)	—		(52)
Net income attributable to Brooks Automation, Inc. from continuing operations	$130,385	$(9,296)		$121,089
Net income per share attributable to Brooks Automation, Inc. from continuing operations
Basic net income per share attributable to Brooks Automation, Inc. from continuing operations	$2.02			$1.88
Diluted net income per share attributable to Brooks Automation, Inc. from continuing operations	$2.01			$1.86
Shares used in computing earnings per share
Basic	64,549			64,549
Diluted	65,003			65,003

See accompanying notes to these Unaudited Pro Forma Condensed Consolidated Financial Statements

Notes to the Unaudited Pro Forma Consolidated Financial Statements

(a)
Reflects the Company’s consolidated balance sheet as of March 31, 2014, before adjustments to reflect assets and assumed liabilities of the Granville-Phillips instrumentation business as held for sale, as contained in the historical financial statements and notes thereto presented in the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2014.

(b)	Reflects the elimination of assets and assumed liabilities of the Granville-Phillips instrumentation business as if the Sale had occurred on March 31, 2014.

(c)	Reflects the receipt of cash proceeds from Sale of approximately $84,450,000, net of acquisition costs and transition service costs to be provided to MKS Instruments, Inc.

(d)	Reflects the use of net operating loss carryforwards in connection with the Sale.

(e)	Reflects (b), (c) and (d) as well as the after-tax gain on Sale of approximately $26,700,000.

(f)
Reflects the Company’s consolidated statement of operations for the years ended September 30, 2013, 2012 and 2011, as contained in the historical financial statements and notes thereto presented in the Company’s Annual Report on Form 10-K for the year ended September 30, 2013.

(g)
Reflects the operations of the Granville-Phillips instrumentation business. Amounts exclude corporate costs historically allocated to the Granville-Phillips instrumentation business that will either remain in Brooks’ Product Solutions segment or be reallocated to other segments.

(h)	Revenue for Granville-Phillips for the fiscal years ended September 30, 2013, 2012 and 2011 exclude intercompany sales of $261,000, $405,000 and $419,000, respectively.